Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Acquires BMW/MINI Franchises in the U.K.

-	Brings Acquired Revenues to $740 Million YTD

HOUSTON, TX, September 6, 2022 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 205 dealerships located in the U.S. and U.K., today announced the expansion of its U.K. operations with the acquisition of a BMW/MINI dealership and a collision center in the town of Southend located east of London in the county of Essex. This location is contiguous with several other existing automotive dealerships currently owned and operated by Group 1 Automotive in the U.K and increases the Company’s U.K. operations to 56 dealerships (79 franchises).  This acquisition is expected to generate $80 million in annual revenues, bringing year-to-date total acquired revenues for Group 1 to $740 million.

Group 1’s Chief Executive Officer Earl Hesterberg stated, “We are extremely pleased to further expand our operations in the U.K. and to increase our BMW/MINI footprint to 43 franchises in the U.S and U.K. Our strong relationship with BMW and our experience in this market area make this an ideal addition to our growing U.K. business.”

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns and operates 205 automotive dealerships, 275 franchises, and 48 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, and (l) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly

Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

Jason Babbitt

Vice President, Treasurer

Group 1 Automotive, Inc.

jbabbitt@group1auto.com

Media contacts:

Pete DeLongchamps

Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs

Group 1 Automotive, Inc.

pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223

cwoods@piercom.com